UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

(908) 518-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2025 (the “Distribution Date”) at 12:01 a.m. New York City time, CompoSecure, Inc. (“CompoSecure,” the “Company,” “we,” “us” or “our”) completed the previously announced separation (the “Spin-Off”) of Resolute Holdings Management, Inc. (“Resolute Holdings”) from the Company.

The Spin-Off of Resolute Holdings from CompoSecure was achieved through the Company’s pro rata distribution of all outstanding shares of Resolute Holdings’ common stock to holders of record of CompoSecure’s Class A common stock, par value $0.0001 per share (the “CompoSecure common stock”). Each holder of record of CompoSecure common stock received one (1) share of Resolute Holdings’ common stock for every twelve (12) shares of CompoSecure common stock held on February 20, 2025, the record date for the distribution. In lieu of fractional shares of Resolute Holdings, stockholders of CompoSecure will receive cash. On February 28, 2025, Resolute Holdings’ common stock began trading on The Nasdaq Stock Market LLC under the ticker symbol “RHLD.”

In connection with the Spin-Off, on or prior to the Distribution Date, the Company entered into a Separation and Distribution Agreement, a U.S. State and Local Tax Sharing Agreement and a Letter Agreement with Resolute Holdings, and the Company’s wholly owned subsidiary, CompoSecure Holdings, L.L.C. (“CompoSecure Holdings”), entered into a Management Agreement with Resolute Holdings.

The descriptions included below of the Separation and Distribution Agreement, the Management Agreement, the U.S. State and Local Tax Sharing Agreement and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Separation and Distribution Agreement

We entered into a Separation and Distribution Agreement with Resolute Holdings before the Spin-Off. The Separation and Distribution Agreement sets forth our agreements with Resolute Holdings regarding the principal actions to be taken in connection with the Spin-Off. It also sets forth other agreements that govern aspects of our relationship with Resolute Holdings following the Spin-Off.

Separation Transaction

The Separation and Distribution Agreement describes certain actions related to Resolute Holdings’ separation from us that occurred prior to the Spin-Off, or in limited instances, following the Spin-Off, including our transfer to Resolute Holdings of certain assets and employees in exchange for the assumption by Resolute Holdings of liabilities associated with those assets and employees, the issuance by Resolute Holdings to CompoSecure Holdings of shares of Resolute Holdings’ common stock and then the distribution by CompoSecure Holdings to us of all of the shares of Resolute Holdings’ common stock then held by CompoSecure Holdings, followed by the distribution of all of such shares to our stockholders as described above.

Employee Matters

The Separation and Distribution Agreement sets forth the timing and general responsibilities related to the split of assets and liabilities of certain employee benefit and compensation plans. Except as specifically provided in the Separation and Distribution Agreement, Resolute Holdings is generally responsible for all employment, employee compensation and employee benefits-related liabilities relating to employees and other individuals allocated to Resolute Holdings. The Separation and Distribution Agreement also provides for the adjustment of equity-based compensation awards that were outstanding immediately prior to the Spin-Off to preserve the underlying intrinsic value of such awards and reflect the impact of the Spin-Off. Such adjustments are summarized below.

Restricted Stock Units. As of the effective time of the Spin-Off, each outstanding CompoSecure restricted stock unit award continued to relate to CompoSecure common stock, with the number of shares subject to the award adjusted in a manner intended to preserve the aggregate intrinsic value of the original CompoSecure award

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immediately after the Spin-Off when compared to the aggregate intrinsic value immediately prior to the Spin-Off (in each case, as calculated based on the applicable stock price measurements specified in the Separation and Distribution Agreement), subject to rounding. Each adjusted CompoSecure restricted stock unit award is subject to the same terms and vesting conditions that applied to the original CompoSecure award immediately before the effective time of the Spin-Off.

Performance-Based Restricted Stock Units. As of the effective time of the Spin-Off, each outstanding CompoSecure performance-based restricted stock unit award continued to relate to CompoSecure common stock, with the number of shares subject to the award adjusted in a manner intended to preserve the aggregate intrinsic value of the original CompoSecure award immediately after the Spin-Off when compared to the aggregate intrinsic value immediately prior to the Spin-Off (in each case, as calculated based on the applicable stock price measurements specified in the Separation and Distribution Agreement), subject to rounding. Each adjusted CompoSecure performance-based restricted stock unit award is subject to the same terms and vesting conditions that applied to the original CompoSecure award immediately before the Spin-Off.

Stock Option Awards. As of the effective time of the Spin-Off, each outstanding CompoSecure stock option award continued to relate to CompoSecure common stock, with the number of shares and the exercise price subject to the award adjusted in a manner intended to preserve the aggregate intrinsic value of the original CompoSecure award immediately after the Spin-Off when compared to the aggregate intrinsic value immediately prior to the Spin-Off (in each case, as calculated based on the applicable stock price measurements specified in the Separation and Distribution Agreement), subject to rounding. Each adjusted CompoSecure stock option award is subject to the same terms and vesting conditions that applied to the original CompoSecure award immediately before the Spin-Off.

Tax Matters

The Separation and Distribution Agreement governs our and Resolute Holdings’ respective rights, responsibilities and obligations after the Spin-Off with respect to tax liabilities and benefits, tax returns, and tax contests. We and Resolute Holdings have agreed to use commercially reasonable efforts to cooperate with respect to tax matters following the Spin-Off. See also “U.S. State and Local Tax Sharing Agreement” described below.

Representations and Warranties

In general, neither we nor Resolute Holdings made any representations or warranties regarding any assets, employees or liabilities transferred or assumed (including with respect to the sufficiency of assets for the conduct of Resolute Holdings’ business), any notices, consents, or governmental approvals that may be required in connection with these transfers or assumptions, the value or freedom from any lien or other security interest of any assets or liabilities transferred, the absence of any defenses relating to any claim of either party, or the legal sufficiency of any conveyance documents. Except as expressly set forth in the Separation and Distribution Agreement or any ancillary agreement, all assets have been, or will be, transferred on an “as is,” “where is” basis.

Further Assurances

The parties each agreed to use reasonable best efforts to effect any transfers contemplated by the Separation and Distribution Agreement that have not been consummated prior to the Spin-Off. In addition, the parties have agreed to use reasonable best efforts to effect any transfer or re-transfer of any asset or liability that was improperly transferred or retained.

The Spin-Off

Pursuant to the Separation and Distribution Agreement we delivered 100% of the issued and outstanding shares of Resolute Holdings’ common stock to the distribution agent, and the distribution agent has electronically delivered the shares of Resolute Holdings’ common stock to our stockholders by means of a pro rata dividend. Our board of directors (the “Board”) determined the Record Date, the Distribution Date, and the terms of the Spin-Off.

Exchange of Information

We and Resolute Holdings each agreed to provide each other with information reasonably needed to comply with reporting, disclosure, filing, or other requirements of any national securities exchange or governmental authority, and requested by the other party for use in judicial, regulatory, administrative, and other proceedings or in

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order to satisfy audit, accounting, litigation, and other similar requirements. We and Resolute Holdings also agreed to use reasonable best efforts to retain such information in accordance with specified record retention policies. Each party also agreed to use its reasonable best efforts to assist the other with its financial reporting and audit obligations.

Release of Claims

We and Resolute Holdings each agreed to release the other and its affiliates, successors, and assigns, and all persons that prior to the Spin-Off had been the other’s stockholders, fiduciaries, directors, trustees, counsel, officers, members, managers, employees, agents, and certain other parties, and their respective heirs, executors, administrators, successors and assigns, from any and all liabilities, whether at law or in equity (including any right of contribution), whether arising under any contract, by operation of law, or otherwise, existing or arising from any acts or events occurring, or failing to occur, or alleged to have occurred, or to have failed to occur, or any conditions existing or alleged to have existed on or before the Spin-Off, including in connection with the Spin-Off and all other activities to implement the Spin-Off. The releases do not extend to obligations or liabilities under the Separation and Distribution Agreement or the Management Agreement, to any other agreements between us and Resolute Holdings that remain in effect following the Spin-Off pursuant to the Separation and Distribution Agreement or any ancillary agreement, or to certain other obligations or liabilities specified in the Separation and Distribution Agreement.

Indemnification

We and Resolute Holdings each agreed to indemnify the other and each of the other’s current and former directors, officers, and employees, and each of the heirs, executors, administrators, successors, and assigns of any of them, against certain liabilities incurred in connection with the Spin-Off and our and Resolute Holdings’ respective businesses. The amount of either Resolute Holdings’ or our indemnification obligations will be reduced by any net insurance proceeds the party being indemnified receives. The Separation and Distribution Agreement specifies procedures regarding claims subject to indemnification.

Management Agreement

CompoSecure Holdings entered into the Management Agreement with Resolute Holdings, pursuant to which Resolute Holdings is responsible for managing the day-to-day business and operations, and overseeing the strategy, of CompoSecure Holdings and its subsidiaries.

Resolute Holdings’ Responsibilities

Solely for purposes of this section entitled “Resolute Holdings’ Responsibilities under the Management Agreement”, “CompoSecure Holdings” means CompoSecure Holdings and its controlled affiliates. Under the Management Agreement, in connection with Resolute Holdings managing the day-to-day business and operations and overseeing the strategy of CompoSecure Holdings, Resolute Holdings is responsible for, among other things, the following services and activities to the fullest extent permitted by Delaware law, the Securities Exchange Act of 1934, the Securities Act of 1933, Nasdaq’s listing rules and any other applicable rule or regulation:

•	establishing and monitoring CompoSecure Holdings’ objectives, financing activities and operating performance;
•	selecting and overseeing CompoSecure Holdings’ management team and their operating performance;
•	reviewing and approving CompoSecure Holdings’ compensation and benefit plans, programs, policies and agreements, including with respect to any grants of equity awards to persons providing services to CompoSecure Holdings;
•	devising capital allocation strategies, plans and policies of CompoSecure Holdings;
•	setting the budget parameters and expense guidelines of CompoSecure Holdings and monitoring compliance therewith;
•	identifying, analyzing and overseeing the consummation of business opportunities and potential acquisitions, dispositions and other business combinations;
•	originating and recommending opportunities to form or acquire, and structuring and managing, any joint ventures;
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•	overseeing negotiations with potential participants in any business opportunity under CompoSecure Holdings’ consideration and determining (or delegating to any officer of CompoSecure Holdings the decision to determine) if and when to proceed;
•	engaging and supervising, on CompoSecure Holdings’ behalf, independent contractors and third-party service providers;
•	reviewing and approving CompoSecure Holdings’ compensation and benefit plans, programs, policies and agreements;
•	setting the budget parameters and expense guidelines of CompoSecure Holdings;
•	communicating on behalf of CompoSecure Holdings with the holders of any securities of CompoSecure Holdings (i) as required to satisfy any reporting and other requirements of any governmental authority having jurisdiction over CompoSecure Holdings and (ii) to maintain effective relations with such holders;
•	overseeing all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which CompoSecure Holdings may be involved or to which CompoSecure Holdings may be subject arising out of CompoSecure Holdings’ day-to-day activities (other than with Resolute Holdings or its affiliates);
•	counselling CompoSecure Holdings in connection with decisions required by Delaware law to be made by the Board; and
•	performing such other services from time to time in connection with the management of the business and affairs of CompoSecure Holdings and its activities as the Board shall reasonably request and/or Resolute Holdings shall deem appropriate under the particular circumstances.

Management Fee

CompoSecure Holdings agreed to pay Resolute Holdings a quarterly management fee (the “Management Fee”), payable in arrears, in a cash amount equal to 2.5% of CompoSecure Holdings’ last 12 months’ Adjusted EBITDA, measured for the period ending on the fiscal quarter then ended, as defined in the Management Agreement. In the case that CompoSecure Holdings’ Adjusted EBITDA for any period is equal to or lower than zero, no Management Fee will be payable to Resolute Holdings in respect of such period. Resolute Holdings may elect not to receive, or to discount, the Management Fee for a given quarterly period, but any such election will, for the avoidance of doubt, be ignored in calculating the Termination Fee (as defined below) and will not constitute a waiver or discount of the Management Fee in any future periods.

Reimbursement of Costs and Expenses

CompoSecure Holdings is responsible for all of its costs and expenses and will reimburse Resolute Holdings or its affiliates for Resolute Holdings’ or its affiliates’ documented costs and expenses incurred on behalf of CompoSecure Holdings other than expenses related to Resolute Holdings’ or its affiliates’ personnel who provide services to CompoSecure Holdings under the Management Agreement. Resolute Holdings will determine, in its sole and absolute discretion, whether a cost or expense will be borne by Resolute Holdings or CompoSecure Holdings. Resolute Holdings may elect not to seek reimbursement for certain expenses during a given quarterly period, but any such determination will not constitute a waiver of reimbursement for such expenses, or similar expenses, in future periods.

Term

The Management Agreement has an initial term of ten years, and the term will automatically renew for successive and additional ten-year terms, unless the Management Agreement is terminated in accordance with its terms, as described below.

Termination and Termination Fee

Resolute Holdings will have the right to terminate the Management Agreement:

•	upon 180 days’ written notice before the last day of the initial term or a renewal term to CompoSecure Holdings for any reason;
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•	upon 60 days’ written notice before the last day of the initial term or a renewal term to CompoSecure Holdings in the event of:
o	a default by CompoSecure Holdings in the performance or observance of any material term, condition or covenant contained in the Management Agreement that continues for a period of 30 days after delivery by Resolute Holdings of a written notice to CompoSecure Holdings specifying the default and requesting that it be remedied in the same 30-day period (and the Termination Fee (as defined below) will be payable in accordance with the terms of the Management Agreement); or
o	a termination of the Letter Agreement (and the Termination Fee will be payable in accordance with the terms of the Management Agreement);
•	at any time upon CompoSecure Holdings becoming required to register as an investment company under the Investment Company Act of 1940.

CompoSecure Holdings has the right to terminate the Management Agreement:

•	upon 180 days’ written notice before the last day of the initial term or a renewal term and payment of the Termination Fee, if two-thirds of the independent directors of CompoSecure (who have not recused themselves with respect to such vote) determine the Management Fee is not fair and the parties fail to reach an understanding on the fee following consultation and mediation procedures set forth in the Management Agreement;
•	upon 30 days’ prior written notice at any time during the initial term or a renewal term, without payment of the Termination Fee, if any of the following events occur (each, a “Kick-Out Event”):
o	final judgment (which is not stayed or vacated within 30 days) that Resolute Holdings has committed a felony or material violation of securities laws that has a material adverse effect on CompoSecure Holdings’ business or ability of Resolute Holdings to perform its duties under the Management Agreement;
o	final judgment (subject to a 30-day cure period) that Resolute Holdings has committed fraud against CompoSecure Holdings, misappropriated or embezzled funds of CompoSecure Holdings, acted or failed to act in a manner constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties; or
o	the bankruptcy or dissolution of Resolute Holdings.

As used in this summary, the term “Termination Fee” means an amount equal to the greatest of:

•	as of the effective termination date, the fair market value of the aggregate Management Fee then payable or that would become payable if the Management Agreement were automatically renewed and remained in effect in perpetuity;
•	as of the effective termination date, the net present value of the aggregate Management Fee then payable or that would become payable if the Management Agreement were automatically renewed and remained in effect in perpetuity, calculated in accordance with the Management Agreement; and
•	four times the aggregate Management Fee that became payable during the 24-month period prior to termination.

The Termination Fee shall be payable in cash or, at the option of CompoSecure Holdings, by action of a two-thirds vote of the independent directors of the Board (who have not recused themselves with respect to such vote) and upon written notice thereof, shares of CompoSecure common stock or a combination of shares of CompoSecure common stock and cash, provided that the issuance of any shares of CompoSecure common stock in connection with the payment of the Termination Fee shall be in accordance with applicable laws and stock exchange regulations.

Indemnification

CompoSecure Holdings will, to the fullest extent permitted by Delaware law, reimburse, indemnify and hold harmless Resolute Holdings, its affiliates and the respective directors, officers, employees and stockholders, including the directors, officers, employees, managers, trustees, control persons, partners, stockholders and equityholders (“Manager Indemnified Parties”) of and from:

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•	any and all expenses, losses, damages, liabilities, demands, penalties, costs, charges and claims of any nature whatsoever (excluding the costs described in below bullet) in respect of or arising from any acts or omissions of such Manager Indemnified Party performed in good faith in accordance with, pursuant to, or in furtherance of, the Management Agreement and not constituting bad faith, fraud, willful misconduct, gross negligence or reckless disregard of duties of such Manager Indemnified Party under the Management Agreement; and
•	any and all documented and reasonable out-of-pocket expenses (including fees and out-of-pocket disbursements of counsel) incurred in connection with investigating, preparing or defending any acts or omissions by Resolute Holdings or its officers, employees or affiliates performed in accordance with, pursuant to or in furtherance of, the Management Agreement, whether by or through attempted piercing of the corporate veil, by or through a claim, by the enforcement of any judgment or assessment or by any legal or equitable proceeding (including any threatened or ongoing investigative, administrative, judicial or regulatory action or proceeding), or by virtue of any statute, regulation or other applicable law, or otherwise as such expenses are incurred or paid (provided that if it is ultimately finally judicially determined in a court of competent jurisdiction that the aforementioned Manager Indemnified Parties are not entitled to indemnification thereunder, such Manager Indemnified Parties shall reimburse CompoSecure Holdings for any and all documented and reasonable out-of-pocket expenses (including fees and out-of-pocket disbursements of counsel) already paid or reimbursed by CompoSecure Holdings in respect of which such final judicial determination was made).

Representation and Warranties

The Management Agreement contains mutual representation and warranties of CompoSecure Holdings and Resolute Holdings with respect to: due organization and good standing; corporate power and authority; and non-contravention of laws, regulations and contracts by the execution, delivery and performance of the Management Agreement.

Additional Activities of Resolute Holdings

The Management Agreement will not create an exclusive relationship between CompoSecure Holdings and its controlled affiliates, on the one hand, and Resolute Holdings, on the other hand. Under the Management Agreement, Resolute Holdings and its affiliates may, in their sole and absolute discretion, allocate opportunities among CompoSecure Holdings and any other person to which Resolute Holdings renders services of any kind, or for which Resolute Holdings otherwise acts as an external manager, in any manner that Resolute Holdings deems appropriate. The doctrine of corporate opportunity or any analogous doctrine will not apply to Resolute Holdings or its affiliates and nothing in the Management Agreement will be construed to impose on Resolute Holdings an express or implied fiduciary duty to CompoSecure Holdings, any of its controlled affiliates or any holders of equity or voting interests in CompoSecure Holdings or such controlled affiliates.

Additional Covenants

If the Management Agreement is terminated by CompoSecure Holdings in accordance with its terms without a Kick-Out Event, then, for a period of two years following such termination, CompoSecure Holdings will be prohibited, unless Resolute Holdings provides consent, from employing or otherwise retaining any of Resolute Holdings’ or its affiliates’ employees or any person who has been employed by Resolute Holdings or any of its affiliates at any time within such two-year period.

U.S. State and Local Tax Sharing Agreement

We entered into the U.S. State and Local Tax Sharing Agreement with Resolute Holdings that governs the respective rights, responsibilities, and obligations of Resolute Holdings and us after the Spin-Off with respect to certain state and local tax matters in jurisdictions and for taxable periods in which Resolute Holdings is required to file tax returns on a consolidated, combined, unitary or other group basis with us (“Combined Returns”).

Among other things, the U.S. State and Local Tax Sharing Agreement (i) allocates responsibility for the preparation and filing of Combined Returns and the payment of taxes due in connection therewith, (ii) determines

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the appropriate allocation of any such tax liability between us and Resolute Holdings, (iii) requires compensation to be paid by Resolute Holdings to us to the extent Resolute Holdings uses any tax attributes properly allocable to us to offset taxes otherwise allocable to Resolute Holdings, and vice versa, (iv) allocates responsibility for the conduct of tax contests arising with respect to Combined Returns and (v) ensures that the parties are aligned on cooperating and coordinating with respect to Combined Returns.

Letter Agreement

We entered into a Letter Agreement with Resolute Holdings, pursuant to which we have agreed to (i) delegate by resolution of the Board authority to Resolute Holdings to approve issuances of CompoSecure equity for M&A and equity awards, (ii) issue CompoSecure equity pursuant to those delegations, (iii) make customary representations, warranties and covenants in connection with any acquisition, business combination transaction or other transaction that is intended to qualify in whole or in part as tax-free for U.S. federal income tax purposes, and is entered into, in each case, in accordance with the Management Agreement and (iv) make filings and deliver notices in connection with the performance of Resolute Holdings’ duties and obligations under the Management Agreement. The Letter Agreement is coterminous with the Management Agreement.

Board Adviser Agreement and Waiver Agreement

The information set forth in Item 5.02 regarding the Board Adviser Agreement and Waiver Agreement (each as defined below) is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2025, Roger Fradin notified the Company of his decision to resign as a director of the Board, effective immediately. Mr. Fradin’s resignation is for personal reasons and not as a result of any disagreement with management or any matter relating to the Company’s operations, policies or practices. In connection with Mr. Fradin’s resignation, we entered into a Board Adviser Agreement with Fradin Consulting LLC (“Fradin Consulting”) and Resolute Holdings (the “Board Adviser Agreement”), effective as of the date of Mr. Fradin’s resignation, for a period of 12 months subject to automatic renewal for 12-month periods unless earlier terminated in accordance therewith. Pursuant to the Board Adviser Agreement, Mr. Fradin, as the designee of Fradin Consulting, will provide advisory services to our Board in exchange for which Fradin Consulting will receive an annual cash retainer fee of $50,000, payable quarterly in arrears, plus an annual award of options to purchase shares of CompoSecure common stock with a fair market value, as defined in the Third Amended and Restated CompoSecure, Inc. Non-Employee Director Compensation Policy, of $150,000.

Contemporaneously with Mr. Fradin’s resignation, in accordance with the Governance Agreement, dated September 17, 2024 (the “Governance Agreement”), by and among CompoSecure, Resolute Compo Holdings LLC (“Resolute Compo Holdings”) and Tungsten 2024 LLC (together with Resolute Compo Holdings, the “Holder”), we entered into a Waiver Agreement (the “Waiver Agreement”) with the Holder, pursuant to which, subject to the terms and conditions contained therein, (i) each party waived the requirement under the Governance Agreement to maintain a board size of eleven directors and   (ii) the Holder waived its right under the Governance Agreement to designate a sixth director to the Board. Following the execution of the Waiver Agreement, the size of the Board was reduced from eleven to ten directors.

The summaries of the Board Adviser Agreement and the Waiver Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for CompoSecure, Inc., giving pro forma effect to the Spin-Off is attached as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
2.1*	Separation and Distribution Agreement, dated February 28, 2025, by and between CompoSecure, Inc. and Resolute Holdings Management, Inc., as amended (incorporated by reference to Exhibit 2.3 to the Annual Report on Form 10-K (File No. 001-39687), filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2025).
10.1*	Management Agreement, dated February 28, 2025, by and between CompoSecure Holdings, L.L.C. and Resolute Holdings Management, Inc. (incorporated by reference to Exhibit 10.34 to the Annual Report on Form 10-K (File No. 001-39687), filed with the SEC on March 5, 2025).
10.2*	U.S. State and Local Tax Sharing Agreement, dated February 28, 2025, by and between CompoSecure, Inc. and Resolute Holdings Management, Inc. (incorporated by reference to Exhibit 10.35 to the Annual Report on Form 10-K (File No. 001-39687), filed with the SEC on March 5, 2025).
10.3*	Letter Agreement, dated February 28, 2025, by and between CompoSecure, Inc. and Resolute Holdings Management, Inc. (incorporated by reference to Exhibit 10.36 to the Annual Report on Form 10-K (File No. 001-39687), filed with the SEC on March 5, 2025).
10.4*	Board Adviser Agreement, dated February 28, 2025, by and among CompoSecure, Inc., Resolute Holdings Management, Inc. and Fradin Consulting LLC (incorporated by reference to Exhibit 10.39 to the Annual Report on Form 10-K (File No. 001-39687), filed with the SEC on March 5, 2025).
10.5*	Waiver Agreement, dated February 28, 2025, by and among CompoSecure, Inc., Resolute Compo Holdings LLC and Tungsten 2024 LLC (incorporated by reference to Exhibit 10.38 to the Annual Report on Form 10-K (File No. 001-39687), filed with the SEC on March 5, 2025).
99.1	Unaudited Pro Forma Financial Information of CompoSecure, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

______________
* Previously filed.

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Forward-Looking Statements

This document contains “forward-looking statements” related to future, not past, events. These forward-looking statements often address CompoSecure’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For CompoSecure, particular areas where risks or uncertainties could cause CompoSecure’s actual results to be materially different than those expressed in CompoSecure’s forward-looking statements include: the possibility that the spin-off will not achieve its intended benefits; the ability of the Company to successfully execute its plans and strategies, including with respect to M&A; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the spin-off; uncertainty of the expected financial performance of CompoSecure or Resolute Holdings following completion of the spin-off; evolving legal, regulatory and tax regimes; actions by third parties, including government agencies; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other economic, business, and/or competitive factors; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; and other factors that are described in the “Risk Factors” section of CompoSecure’s Annual Report on Form 10-K for the year ended December 31, 2024, as such descriptions may be updated or amended in any future reports that CompoSecure files with the SEC. These or other uncertainties may cause CompoSecure’s actual future results to be materially different than those expressed in its forward-looking statements. CompoSecure does not undertake to update its forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CompoSecure, Inc.
(Registrant)

Date: March 5, 2025	By:	/s/ Steven J. Feder
	Name:	Steven J. Feder
	Title:	General Counsel & Corporate Secretary

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